UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2009

STANDARD PACIFIC CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Technology Drive Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Company entered into a Settlement Agreement with Stephen J. Scarborough, its former, Chairman, Chief Executive Officer and President, which became effective June 10, 2009.  The settlement agreement concludes the dispute between the Company and Mr. Scarborough regarding Mr. Scarborough’s employment related claims for over $23 million in damages from the Company.  In exchange for a mutual release, the payment of Mr. Scarborough’s attorney’s fees, the additional payment of $1 million dollars, and the extension of the vesting period on 280,000 stock options granted on February 7, 2008 from April 4, 2010 to December 31, 2013, Mr. Scarborough agreed to dismiss with prejudice all of his claims against the Company.

A copy of the settlement agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Stephen J. Scarborough Settlement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2009

STANDARD PACIFIC CORP.

By:	/s/ John M. Stephens
John M. Stephens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Stephen J. Scarborough Settlement Agreement

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Settlement Agreement and Mutual General Release (hereinafter "Agreement") is made and entered into by and between Stephen J. Scarborough ("Scarborough") and Standard Pacific Corp. ("Standard Pacific").

WHEREAS, Scarborough was employed by Standard Pacific until his resignation of employment on March 20, 2008;

WHEREAS, on March 25, 2008 Scarborough signed a Retirement Agreement which included, among other things, a release of all claims against Standard Pacific and others;

WHEREAS, on May 27, 2008, Standard Pacific publicly announced that on May 26, 2008, it had entered into an Investment Agreement with MP CA Homes, LLC ("MatlinPatterson"), pursuant to which MatlinPatterson ultimately became beneficial owner of 49% of the voting stock of Standard Pacific;

WHEREAS, Scarborough has alleged that he was fraudulently induced to sign the Retirement Agreement, thus rendering it void;

WHEREAS, Scarborough has claimed that he is entitled to benefits under his December 1, 2006 Change in Control Agreement;

WHEREAS, Scarborough filed a Statement of Claim with the Judicial Arbitration and Mediation Service (JAMS), which is entitled "Stephen J. Scarborough v. Standard Pacific Corporation" and is designated as Reference No. 1200041249.  The Statement of Claim includes the above-referenced claims as well as a reservation of rights to assert an age discrimination claim;

WHEREAS, a hearing on the Statement of Claim was held before Arbitrator William Masterson on May 4-8, 2009;

WHEREAS, Scarborough and Standard Pacific are in the process of preparing post-hearing briefs to submit to the Arbitrator in anticipation of his decision.

NOW, THEREFORE, in consideration of the premises and promises herein contained, IT IS AGREED AS FOLLOWS:

1.           The parties are entering into this Agreement for the sole purpose of avoiding the time and expense involved in the continued litigation of this matter; and this Agreement shall not in any way be construed as an admission by either party of the merit of any of the contentions of the other party asserted in the course of the arbitration proceeding.  In addition, this Agreement shall not in any way be construed as an admission by Standard Pacific that it has acted wrongfully with respect to Scarborough or any other person, or that Scarborough has any rights whatsoever against Standard Pacific, its predecessors, affiliates or related entities or any of their current or former officers, directors, employees or agents, and Standard Pacific specifically disclaims any liability to or wrongful acts against Scarborough or any other person, on the part of itself, or any of its current or former officers, directors, employees or agents.

2.           By this Agreement, Standard Pacific and Scarborough each acknowledges the validity of the Retirement Agreement, including the mutual releases of claims set forth therein.  In the event of any conflict between the terms of this Agreement and the Retirement Agreement, the terms of this Agreement will prevail.

3.           Immediately upon the signing of this Agreement, the parties will notify JAMS and the Arbitrator of their settlement.  Following expiration of the revocation period in Paragraph 20 below and the payment of the amounts in Paragraph 4 below, Scarborough shall immediately deliver to JAMS a Request for Dismissal with prejudice of all claims currently pending.

4.           Standard Pacific agrees that when its counsel of record receives the fully executed original of this Agreement, then within five (5) business days after the expiration of the revocation period in Paragraph 20 below, it shall transmit to Scarborough's attorney two checks in full and complete settlement of any and all claims Scarborough may have against (1) Standard Pacific and its predecessors, (2) all current and former employees, directors and agents of Standard Pacific and its predecessors; (3) all current and former corporate entities affiliated with or related to Standard Pacific and its predecessors (including without limitation MatlinPatterson and its affiliates), and (4) all current and former employees, directors and agents of said affiliated or related entities.  The first check, in the amount of One Million Dollars ($1,000,000), shall be made payable to Stephen J. Scarborough and shall be for Scarborough's alleged damages, and the second check for attorneys' fees and costs up to a maximum amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (subject to verification of these amounts from Scarborough's attorneys) shall be made payable to Irell & Manella LLP.  Standard Pacific will issue an IRS Form 1099 with respect to both payments.

Standard Pacific also hereby agrees to extend the time period in which Scarborough may exercise 280,000 stock options (which were granted on February 7, 2008 pursuant to the 2000 Stock Option Plan) up to and including December 31, 2013.  All other stock options not previously exercised will be immediately cancelled upon execution of this Agreement.

5.           Scarborough recognizes and agrees that Standard Pacific has not made any withholding, be it income tax and/or social security, with respect to the above-mentioned payments, nor has it made a determination and/or opinion regarding such potential withholdings nor as to applicability of same.  Scarborough agrees to assume absolute and complete responsibility and to indemnify Standard Pacific for any liability regarding such withholdings, be it local, federal or of any sort, that may be assessed upon the payments described in the above paragraph, or due to Standard Pacific's failure to make any withholding, including, but not limited to, interest, extra charges and/or penalties.

6.           (a)  Scarborough represents that he has not filed any complaints, charges or lawsuits against Standard Pacific and its predecessors or against (1) any current or former employee, director or agent of Standard Pacific, (2) any current or former affiliate or related entity of Standard Pacific and its predecessors (including without limitation MatlinPatterson and its affiliates), or (3) the current or former employees, directors or agents of said affiliates or related entities with any governmental agency or any court, other than JAMS Reference No. 1200041249; that he will withdraw and dismiss with prejudice this and any other complaints filed with any agency or court; that he will not file any complaint, charge or lawsuit against any of these entities or persons at any time hereafter for any event occurring prior to the date of this Agreement; and that if any agency or court assumes jurisdiction of any such complaint, charge or lawsuit against any of these entities or persons on behalf of Scarborough, he will request that the matter be dismissed with prejudice.

(b)  Standard Pacific, on its own behalf, and on behalf of its affiliated or related entities (but not including MatlinPatterson and its affiliates other than Standard Pacific) represents that they have not filed any complaints, charges or lawsuits against Scarborough with any governmental agency or any court; that they will withdraw and dismiss with prejudice any such complaints filed with any agency or court if they are found to exist; that they will not file any complaint, charge or lawsuit against Scarborough at any time hereafter for any event occurring prior to the date of this Agreement; and that if any agency or court assumes jurisdiction of any such complaint, charge or lawsuit against Scarborough on behalf of any of these entities, they will request that the matter be dismissed with prejudice.

7.           As a material inducement to Standard Pacific to enter into this Agreement, for a period expiring on March 20, 2010, Scarborough agrees to cooperate with Standard Pacific in seeking to enhance its business relationships with developers, landowners and other home building companies.  This provision is in no way intended to restrict or inhibit Scarborough's right to compete, directly or indirectly, with Standard Pacific, and the parties acknowledge that Scarborough retains his right to compete.  Further, this provision does not create any employer-employee, independent contractor, agency or other affiliation between Scarborough and Standard Pacific.  Scarborough further represents and agrees that he will not directly or indirectly aid or assist (either financially or otherwise) any other person in bringing a claim or lawsuit against Standard Pacific.  The foregoing provision shall not preclude Scarborough from testifying truthfully and/or from responding to a subpoena or other legal process.

8.           (a) Scarborough represents and agrees that he fully understands his right to discuss all aspects of this Agreement with his attorneys, that he has availed himself of this right, that he has carefully read and fully understands all of the provisions of this Agreement, and that he is voluntarily entering into this Agreement.

(b) Standard Pacific represents and agrees that it fully understands its right to discuss all aspects of this Agreement with its attorneys, that it has availed itself of this right, that it has carefully read and fully understands all of the provisions of this Agreement, and that it is voluntarily entering into this Agreement.

9.           As a material inducement to enter into this Agreement, Scarborough and Standard Pacific (on its own behalf, and on behalf of its affiliated or related entities, but not including MatlinPatterson and its affiliates other than Standard Pacific), hereby irrevocably and unconditionally release, acquit and forever discharge each other and, as applicable, their current and former subsidiaries, affiliates, divisions, successors, predecessors, related corporate entities, assigns, owners, stockholders, insurers, partners and all of their current and former directors, officers, employees, agents, representatives, attorneys and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs) actually incurred of any nature whatsoever, known or unknown, suspected or unsuspected ("Claim" or "Claims") which they now have, own or hold, or claim to have, own or hold, or which they at any time heretofore had, owned or held, or claimed to have had, owned or held, or which they at any time hereafter may have, own or hold, or claim to have, own or hold, against each other or any of the Releasees relating to any event, act or omission that has occurred as of the date of this Agreement.  This release (as well as Scarborough's covenants in Paragraph 6(a) above) shall not apply to Scarborough's rights under the 2000 Stock Option Plan as referenced in Paragraph 4 above, and to those certain exempted claims numbered (i), (ii), (iv), (v) and (vi) and referenced in Paragraph 5(a) of the Retirement Agreement and each party's rights pursuant to this Agreement.

10.           As a further material inducement to enter into this Agreement, Standard Pacific and Scarborough hereby agree to indemnify and hold each other, and each and all of the Releasees, harmless from and against any and all losses, costs, damages, or expenses, including, without limitation, attorneys' fees, arising out of their breach of this Agreement or the fact that any representation they made herein was false when made.

11.           The parties expressly waive and relinquish all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, and do so understanding and acknowledging the significance and consequence of such specific waiver of Section 1542.  Section 1542 of the Civil Code of the State of California states as follows:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of Scarborough and the Releasees, the parties expressly acknowledge that this Agreement is intended to include in its effect, without limitation, all Claims which they do not know or suspect to exist in their favor at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such Claim or Claims.

12.           The parties represent that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any Claim or any portion thereof, or interest therein, and agree to indemnify, defend and hold each other and Releasees harmless from and against any and all Claims, based on or arising out of any such assignment or transfer, or purported assignment or transfer of any Claims or any portion thereof or interest therein.

13.           The parties represent and acknowledge that in executing this Agreement they are not relying and have not relied upon any representation or statement not set forth herein made by the other party to this Agreement, the Releasees, or any of their agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

14.           This Agreement shall be binding upon each of the parties and their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of the Releasees and each of them, and to their heirs, administrators, representatives, executors, successors and assigns.

15.           This Agreement is made and entered into in the State of California and shall in all respects be interpreted, enforced and governed under the laws of said State.  The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.  It is agreed that this Agreement shall be construed with the understanding that both parties were responsible for drafting it.

16.           Should any of the provisions of this Agreement be declared or be determined to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

17.           This Agreement sets forth the entire agreement between the parties hereto and, except for the Retirement Agreement, fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.  This Agreement may not be amended or modified except by virtue of a writing signed by both parties.  Any waiver of one or more provisions of the Agreement shall not constitute a waiver of any of the remaining provisions hereto.

18.           The parties represent that they have full and complete authority to enter into this Agreement, including, without limitation, authority to make the representations, agree to the covenants, and grant the releases contained herein, and that no further approval, ratification or consent of any other person(s) or entity(ies) is necessary in order for this Agreement to be fully binding and enforceable according to its terms.

19.           Except as expressly provided in Paragraph 4 above, the parties agree to be solely responsible for their respective attorneys' fees and costs incurred in the litigation of this matter.  However, in the event it becomes necessary for any party to file a legal action to interpret or enforce this Agreement, then the prevailing party shall be entitled to reasonable legal fees, reasonable expert fees and costs.

20.           Pursuant to the Older Workers' Benefit Protection Act, Scarborough waives any all rights and/or claims he may have under the Age Discrimination in Employment Act.  Accordingly, Scarborough shall have 21 days from receipt of this Agreement to consider signing it, he shall have 7 days following signing of the Agreement to revoke it in writing, and this Agreement shall not be enforceable until the revocation period has expired.  Any such written revocation shall be sent to William D. Claster, 3161 Michelson Drive, Irvine, California 92612-4412, Fax No. (949) 475-4629.

PLEASE READ CAREFULLY.  THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE INCLUDES A RELEASE OF ALL KNOWN OR UNKNOWN CLAIMS.

Executed at Newport Beach, California this 3rd day of June, 2009.
/s/ Stephen J. Scarborough
STEPHEN J. SCARBOROUGH
Executed at Irvine, California this 2nd day of June, 2009.
STANDARD PACIFIC CORP.
	By:	/s/ Kenneth L. Campbell
Kenneth L. Campbell
President & Chief Executive Officer
APPROVED AS TO FORM:
June 3, 2009	IRELL & MANELLA LLP
	By:	/s/ Evan C. Borges
Evan C. Borges
Attorney for Stephen J. Scarborough
June 3, 2009	GIBSON, DUNN & CRUTCHER LLP
	By:	/s/ William D. Claster
William D. Claster
Attorney for Standard Pacific Corp.